DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and Kent G. Griffeth ("Transferor").

RECITALS

WHEREAS, Transferor owns 266,980 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

_______________________ Date: March 29, 2016

Daniel Khesin

Kent G Griffeth

_______________________ Date: 3/30/16

Transferor (Common Stock Holder)

Printed Name:

Kent G. Griffeth

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and ZHAO Long ("Transferor").

RECITALS

WHEREAS, Transferor owns 233,337 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

______________________ Date: 3/29/16

Daniel Khesin

______________________ Date:

Transferor (Common Stock Holder)

Printed Name: ZHAO Long

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and CHEN Linyu ("Transferor").

RECITALS

WHEREAS, Transferor owns 95,850 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

[signature] Date: 3/29/2016

Daniel Khesin

陈林昱 Date:

Transferor (Common Stock Holder)

Printed Name: CHEN Linyu

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and Frederick P. Andrieni ("Transferor").

RECITALS

WHEREAS, Transferor owns 50,000 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 3 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

________________________ Date: March 29, 2016

Daniel Khesin

________________________ Date: 3/30/2016

Transferor (Common Stock Holder)

Printed Name: FREDERICK PAUL ANDRIENI

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and CHIU Yin Kwan ("Transferor").

RECITALS

WHEREAS, Transferor owns 271,397 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

_______________________ Date: 3/29/2016

Daniel Khesin

_______________________ Date:

Transferor (Common Stock Holder)

Printed Name: CHIU Yin Kwan

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and Ricofeliz Investment Ltd. ("Transferor").

RECITALS

WHEREAS, Transferor owns 497,992 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

______________________ Date: 3/29/16

Daniel Khesin

For and on behalf of
RICOFELIZ INVESTMENT LTD.

______________________ Date:

Transferor (Common Stock Holder)

Printed Name: Ricofeliz Investment Ltd.

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and ZHAO Weibin ("Transferor").

RECITALS

WHEREAS, Transferor owns 32,300 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

____________________ Date: 3/29/16

Daniel Khesin

____________________ Date:

Transferor (Common Stock Holder)

Printed Name: ZHAO Weibin

<u>DS Healthcare Group</u> VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and _ZHONG Aiqun___________("Transferor").

RECITALS

WHEREAS, Transferor owns 38,676 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

_______________________ Date: 3/29/16

Daniel Khesin

_______________________ Date:

Transferor (Common Stock Holder)

Printed Name: ZHONG Aiqun

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and White Stone Group Inc ("Transferor").

RECITALS

WHEREAS, Transferor owns 354,000 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

_________________________ Date: March 29, 2016

Daniel Khesin

_________________________ Date: 3/30/16

Transferor (Common Stock Holder)

Printed Name:

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and ZHU Huiqing ("Transferor").

RECITALS

WHEREAS, Transferor owns 215,661 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

_________________________ Date: 3/29/14

Daniel Khesin

_________________________ Date:

Transferor (Common Stock Holder)

Printed Name: ZHU Huiqing

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and TREVOR R ASHMORE ("Transferor").

RECITALS

WHEREAS, Transferor owns 135,867 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

____________________ Date: March 29, 2016

Daniel Khesin

____________________ Date: March 29 2016

Transferor (Common Stock Holder)

Printed Name: TREVOR R ASHMORE

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and Edward Gurdin ("Transferor").

RECITALS

WHEREAS, Transferor owns 5000 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

EG

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

____________________ Date: March 29, 2016

Daniel Khesin

____________________ Date: March 29, 2016

Transferor (Common Stock Holder)

Printed Name: Eduard Gin[illegible]

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and CHASHEL FRANKL ("Transferor").

RECITALS

WHEREAS, Transferor owns 40,000 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

____________________ Date: March 29, 2016

Daniel Khesin

____________________ Date: 3-30-2016

Transferor (Common Stock Holder)

Printed Name:

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and ANDREW JEFFERIES ("Transferor").

RECITALS

WHEREAS, Transferor owns 59,000 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

______________________ Date: March 29, 2016

Daniel Khesin

______________________ Date: MARCH 30, 2016

Transferor (Common Stock Holder)

Printed Name:

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and Robert Gordon ("Transferor").

RECITALS

WHEREAS, Transferor owns 30,099 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

____________________ Date: March 29, 2016

Daniel Khesin

____________________ Date: MARCH 30, 2016

Transferor (Common Stock Holder)

Printed Name:

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and __KAN PENG IEONG____________("Transferor").

RECITALS

WHEREAS, Transferor owns _97517_____ shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 3 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

__________________________ Date: March 29, 2016

Daniel Khesin

__________________________ Date: March 29, 2016

Transferor (Common Stock Holder)

Printed Name:
KAN PENG IEONG

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and [illegible] ("Transferor").

[illegible]

RECITALS

WHEREAS, Transferor owns 1074 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

_______________________ Date: March 29, 2016

Daniel Khesin

Geraldine Credeur
Wallace Credeur
_______________________ Date: 3-29-16

Transferor (Common Stock Holder)

Printed Name: Wallace Credeur
Geraldine Credeur

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and Wallace Credeur ("Transferor").

RECITALS

WHEREAS, Transferor owns 148,903 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

____________________ Date: March 29, 2016

Daniel Khesin

____________________ Date: 3-29-16

Transferor (Common Stock Holder)

Printed Name: Wallace Credeur

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and Imtiaz Khan ("Transferor").

RECITALS

WHEREAS, Transferor owns 150,000 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

________________________ Date: March 29, 2016

Daniel Khesin

________________________ Date: 3/29/16

Transferor (Common Stock Holder)

Printed Name: Imtiaz Khan

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and KAN PENG IEONG/NOI U LEONG("Transferor").

RECITALS

WHEREAS, Transferor owns 735,834 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 3 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

______________________ Date: March 29, 2016

Daniel Khesin

______________________ Date: March 29, 2016

Transferor (Common Stock Holder)

Printed Name:

Kan Peng Ieong/ Noi U Leong

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and Conny Kerz ("Transferor").

RECITALS

WHEREAS, Transferor owns 153,085 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: transferor holds shares in a brokerage account and a portion of shares are in certificate form held by DS Healthcare Group.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

GDR

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

[signature] Date: March 29, 2016

Daniel Khesin

Denny Lenz [signature] Date: 3/29/16

Transferor (Common Stock Holder)

Printed Name: Denny Lenz

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and Dick L. Jones ("Transferor").

RECITALS

WHEREAS, Transferor owns 35,000 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

______________________ Date: March 29, 2016

Daniel Khesin

______________________ Date: 3/29/2016

Transferor (Common Stock Holder)

Printed Name: Dick L. Jones

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and [illegible] ("Transferor").

RECITALS

WHEREAS, Transferor owns 110,000 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 3 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

______________________ Date: March 29, 2016

Daniel Khesin

______________________ Date: 30/3/2016

Transferor (Common Stock Holder)

Printed Name: DAWOOD YEUNG

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and DS HEALTHCARE HK LIMITED("Transferor").

RECITALS

WHEREAS, Transferor owns 800,000 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

____________________ Date: March 29, 2016

Daniel Khesin

For and on behalf of
DS HEALTHCARE HK LIMITED

____________________ Date: March 30, 2016

Authorized Signature(s)

Transferor (Common Stock Holder)

Printed Name: DS HEALTHCARE HK LIMITED

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and Geraldine Cardinez ("Transferor").

RECITALS

WHEREAS, Transferor owns 160,749 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

____________________ Date: March 29, 2016

Daniel Khesin

Geraldine Credeur Date: March 29, 2016

Transferor (Common Stock Holder)

Printed Name: Geraldine Credeur

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and Mukesh R. Patel ("Transferor").

RECITALS

WHEREAS, Transferor owns 100,000 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

_______________________ Date: March 29, 2016

Daniel Khesin

_______________________ Date: March 29, 2016

Transferor (Common Stock Holder)

Printed Name: Mukesh R. Patel

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and Wai Ieng Ieong ("Transferor").

RECITALS

WHEREAS, Transferor owns 124,860 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 3 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

________________________ Date: March 29, 2016

Daniel Khesin

________________________ Date: March 29, 2016

Transferor (Common Stock Holder)

Printed Name:

Wai Ieng Ieong

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and Mark W. Adams ("Transferor").

RECITALS

WHEREAS, Transferor owns 253,143 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

________________________ Date: March 29, 2016

Daniel Khesin

________________________ Date: 3-28-16

Transferor (Common Stock Holder)

Printed Name: Mark W. Adams

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and Kevin McColl ("Transferor").

RECITALS

WHEREAS, Transferor owns 49573 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

______________________ Date: March 29, 2016

Daniel Khesin

______________________ Date: March 29, 2016.

Transferor (Common Stock Holder)

Printed Name: Kevin Andrew McColl

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and ALEXANDER KHESIN ("Transferor").

RECITALS

WHEREAS, Transferor owns 15,000 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

A.K.

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

AK

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

______________________ Date: March 29, 2016

Daniel Khesin

______________________ Date: MARCH 29, 2016

Transferor (Common Stock Holder)

Printed Name: ALEXANDER KHESIN

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and NILESH PATEL ("Transferor").

RECITALS

WHEREAS, Transferor owns 57796 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

_______________________ Date: March 29, 2016

Daniel Khesin

_______________________ Date: 3/29/16

Transferor (Common Stock Holder)

Printed Name:

NILESH PATEL

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and _____YASUHIRO FUJIWARA____("Transferor").

RECITALS

WHEREAS, Transferor owns _250,000_____ shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 3 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

YF

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

YF

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

____________________ Date: March 29, 2016

Daniel Khesin

藤原康弘 Date: March 29, 2016

Transferor (Common Stock Holder)

Printed Name: Yasuhiro Fujiwara

Y.F

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and KWOK GIAT HON EDDIE ("Transferor").

RECITALS

WHEREAS, Transferor owns 365,000 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 3 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

_______________________ Date: March 29, 2016

Daniel Khesin

_______________________ Date: MARCH 29, 2016

Transferor (Common Stock Holder)

Printed Name: KWOK GIAT HON ENOIZ

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and DeAnne Rosenberg ("Transferor").
TTE DeAnne Rosenberg Rev Living Trusts

RECITALS

WHEREAS, Transferor owns 90,654 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

____________________ Date: March 29, 2016

Daniel Khesin

____________________ Date: MARCH 29, 2016

Transferor (Common Stock Holder)

Printed Name: DEANNE ROSENBERG

<u>DS Healthcare Group VOTING AGREEMENT</u>

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and CHAN MC CHING ("Transferor").

<u>RECITALS</u>

WHEREAS, Transferor owns 70,603 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

<u>AGREEMENT</u>

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 3 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

_______________________ Date: March 29, 2016

Daniel Khesin

_______________________ Date: Mar 29, 2016

Transferor (Common Stock Holder)

Printed Name: CHAN MO CHING

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and ROBERT G. GRIFFETH ("Transferor").

RECITALS

WHEREAS, Transferor owns 271,574 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

______________________ Date: March 29, 2016

Daniel Khesin

______________________ Date: MARCH 29, 2016

Transferor (Common Stock Holder)

Printed Name:

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and CHANG FEI FU ("Transferor").

RECITALS

WHEREAS, Transferor owns 200,000 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 3 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

_______________________ Date: March 29, 2016

Daniel Khesin

_______________________ Date: March 29, 2016

Transferor (Common Stock Holder)

Printed Name:

CHANG FEI FU

400

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and Meyers Saulinay ("Transferor").

RECITALS

WHEREAS, Transferor owns 100,000 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

______________________ Date: March 29, 2016

Daniel Khesin

______________________ Date: 3/29/16

Transferor (Common Stock Holder)

Printed Name: Meyers Securities Corp

<u>DS Healthcare Group VOTING AGREEMENT</u>

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and MUKESH PARMTHAR ("Transferor").
NIHAL PARMATHAR

<u>RECITALS</u>

WHEREAS, Transferor owns 1,274,000 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

<u>AGREEMENT</u>

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

________________________ Date: March 29, 2016

Daniel Khesin

________________________ Date: 30th March 2016

Transferor (Common Stock Holder)

Printed Name:

MUKESH PARIPATYADAR

NIHAR PARIPATYADAR

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and Ann George ("Transferor").

RECITALS

WHEREAS, Transferor owns 10455 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: (i) that Transferor is the lawful owner of the Acquired Shares; (ii) that the Acquired Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued without violation of any preemptive rights of any person; and (iii) that the Acquired Shares are free and clear of any and all claims, liens, pledges, options, prior assignments, encumbrances or other rights of third parties.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

________________________ Date: March 29, 2016

Daniel Khesin

________________________ Date: 3/30/201
6

Transferor (Common Stock Holder)

Printed Name:

DS Healthcare Group VOTING AGREEMENT

This Voting Agreement ("Agreement") is made and entered into as of March 29, 2016, by and between Daniel Khesin ("Transferee") and Gregory D. Ross ("Transferor").

RECITALS

WHEREAS, Transferor owns 1,075,000 shares of common stock of DSKX, a Florida Corporation ("Company"), whose stock is traded on NASDAQ and

WHEREAS, Transferor desires to transfer to Transferee, and Transferee desires to acquire, voting control of all of Transferor's shares of Common Stock of Company ("the acquired shares"), and to provide for the future voting of their shares of the Company's common stock as set forth below.

AGREEMENT

In consideration of the above recitals and the mutual covenants set forth below, Transferor and Transferee agree as follows:

1. Transfer of Voting Rights of Acquired Shares

   Transferor hereby transfers voting rights of all of his/her common stock of DSKX to Daniel Khesin, effective immediately, for no longer than a period of 6 months from today's date. Transferor and Transferee are each knowledgeable about the business products, affairs, properties, risks, liabilities and prospects of the Company and each party desires to have certain business actions taken by the Company.

2. On all matters relating to the Company, the Parties to this Agreement give full voting authority of their shares to Daniel Khesin.

3. Each party assumes in full all risks of any nature whatsoever concerning the transfer of voting rights and unconditionally waives

GDR

any and all claims he or she may have against the other party or the Company, arising out of this transfer of voting rights.

4. To secure the Common Stock Holder's obligations to vote their shares in accordance with this Agreement, each Transferor hereby appoints Daniel Khesin as such Transferor's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Transferor's shares as set forth in this Agreement and to execute appropriate instruments consistent with this Agreement on behalf of such transferor. The proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any common stock.

5. This Agreement shall continue in full force and effect from the date of this agreement through six months from the date of this agreement.

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

7. Transferor hereby represents and warrants to Transferee only the following: transferor holds shares in a brokerage account and a portion of shares are in certificate form held by DS Healthcare Group.

ENTIRE AGREEMENT

8. This Agreement contains the entire agreement between the parties and supersedes all oral or written agreements, understandings, negotiations, correspondence and other communications with regard to the subject matter hereof, and no addition or modification of any term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

GDR

term of provision hereof shall be effective unless set forth in writing and signed by the parties hereto.

INVALID PROVISION

9. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and the remaining provisions of this Agreement (including any partially unenforceable provision to the extent enforceable) shall be binding and enforceable and this Agreement shall be construed in all respects as if any invalid or unenforceable provision had never been a part of this Agreement.

OTHER RIGHTS

10. Except as provided by this Agreement, each shareholder shall exercise the full rights of a holder of common stock of the Company.

IN WITNESSS HEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

______________________ Date: March 29, 2016

Daniel Khesin

______________________ Date: MARCH 29, 2016

Transferor (Common Stock Holder)

Printed Name: GREGORY D. ROSS

G.D.R.